EXHIBIT 99.1

This Statement on Form 4 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress Fund MM LLC, Fortress Investment Fund LLC, Fortress Registered Investment Trust, Fortress Pinnacle Acquisition LLC and FRIT PINN LLC. The principal business address of each of the Reporting Persons is 1251 Avenue of the Americas, 16th Floor, New York, NY 10020.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: June 4, 2004

Issuer Name and Ticker or Trading Symbol: Global Signal Inc. (GSL)

                                 FORTRESS INVESTMENT HOLDINGS LLC

                                 /s/ Daniel Bass
                                 --------------------------------
                                 By:  Daniel Bass
                                     ----------------------------
                                 Its: Chief Financial Officer
                                     ----------------------------

                                 FORTRESS INVESTMENT GROUP LLC

                                 /s/ Randal A. Nardone
                                 --------------------------------
                                 By:  Randal A. Nardone
                                     ----------------------------
                                 Its: Chief Operating Officer
                                     ----------------------------

                                 FORTRESS FUND MM LLC

                                 By: FORTRESS INVESTMENT GROUP LLC,
                                 its Managing Member

                                 /s/ Randal A. Nardone
                                 --------------------------------
                                 By:  Randal A. Nardone
                                     ----------------------------
                                 Its: Chief Operating Officer
                                     ----------------------------

                                 FORTRESS INVESTMENT FUND LLC

                                 By: FORTRESS FUND MM LLC, its Managing Member

                                 By: Fortress Investment Group LLC, its
                                 Managing Member

                                 /s/ Randal A. Nardone
                                 --------------------------------
                                 By:  Randal A. Nardone
                                     ----------------------------
                                 Its: Chief Operating Officer
                                     ----------------------------


                                 FORTRESS REGISTERED INVESTMENT TRUST

                                 /s/ Randal A. Nardone
                                 ------------------------------------------
                                 By:  Randal A. Nardone
                                     --------------------------------------
                                 Its: Chief Operating Officer and Secretary
                                     --------------------------------------

                                 FORTRESS PINNACLE ACQUISITION LLC

                                 By: FRIT PINN LLC, its Managing Member

                                 /s/ Randal A. Nardone
                                 ------------------------------------------
                                 By:  Randal A. Nardone
                                     --------------------------------------
                                 Its: Secretary and Vice President
                                     --------------------------------------

                                 FRIT PINN LLC

                                 /s/ Randal A. Nardone
                                 ------------------------------------------
                                 By:  Randal A. Nardone
                                     --------------------------------------
                                 Its: Secretary and Vice President
                                     --------------------------------------